Exhibit 99.1

Orion Energy Systems to Make Investor-Friendly Changes to Certain

Executive Compensation Plans

Manitowoc, WI – February 22, 2022 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, control and IoT systems, including turnkey project implementation, program management and system maintenance, today announced that the Compensation Committee of its Board of Directors, after careful consideration, has determined to make certain investor-friendly changes to some of its executive compensation plans.

Specifically, Orion and its Chief Executive Officer and Board Chair, Mike Altschaefl, agreed to amend Mr. Altschaefl’s so-called “single-trigger” change in control severance arrangement to a so-called “double-trigger” arrangement. Also, Orion’s Compensation Committee has decided to change the structure of its annual grant of restricted stock awards to its executives, which occurs shortly after Orion announces its fiscal year-end financial results. Instead of awarding restricted stock that vests solely based on continued employment over a three-year period, the awards this coming fiscal year will be allocated between those that vest based on time and those that vest based on three-year performance criteria.

Orion’s Chief Executive Officer and Board Chair commented, “In keeping with executive compensation best practices, our Compensation Committee decided that it was in the best interests of our Company and its shareholders to make certain of its executive compensation practices more investor-friendly. These changes are in addition to our Board’s decision last December to allow our shareholder rights plan to expire on its own terms upon our plan’s natural expiration date this past January.”

About Orion Energy Systems

Orion provides innovative LED lighting systems and turnkey project implementation including installation and commissioning of fixtures, controls and IoT systems, as well as ongoing system maintenance and program management. We help our customers achieve energy savings with healthy, safe and sustainable solutions, enabling them to reduce their carbon footprint and digitize their business.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

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Contacts

Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com